                                                                    EXHIBIT 32.3

    CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL ACCOUNTING OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Bradley E. Larson, Chief Executive Officer and President of the Company and Clint Tryon, Principal Accounting Officer, Secretary and Treasurer of the Company, certify to their knowledge:

            (1) The Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

 /s/ Bradley E. Larson                          /s/ Clint Tryon
-----------------------------                   -------------------------------
Bradley E. Larson                               Clint Tryon
Chief Executive Officer and President           Principal Accounting Officer
March 30, 2004                                  March 30, 2004